SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20579


                                  FORM 8-K
                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) February 9, 1995


                             Transco Energy Company
          (Exact name of registrant as specified in its charter)



           Delaware                   1-7513                74-1758039
          (State or other           (Commission           (IRS Employer
          jurisdiction of           File Number)          Identification No.)
          incorporation)


              2800 Post Oak Boulevard, Houston, TX                 77056
          (Address of principal executive offices)               (Zip Code)

                               (713) 439-2000
              Registrant's telephone number, including area code:


                                  Not applicable
          (Former name or former address, if changed since last report)


          Item 5.  OTHER EVENTS

                    On February 9, 1995, Registrant issued a press release in which it published certain quarterly and year-end financial information for the fiscal quarter and year ended December 31, 1994.


          Item 7.  EXHIBITS

          (c)

          1.  Press release of Registrant dated February 9, 1995.


                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TRANSCO ENERGY COMPANY



                                           By: /s/ David E. Varner
                                               ______________________________
                                           Name: David E. Varner
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

          Date:  February 14, 1995



                                     EXHIBIT INDEX

          Exhibit        Description                                 Page

          1.             Press release of Registrant dated
                         February 9, 1995.